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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  May 8, 1995



                       AMERICAN MEDICAL ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)



         MINNESOTA                   0-11758                   41-1428758
(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)            Identification No.)


        250 E. ARAPAHO ROAD
         RICHARDSON, TEXAS                                     75081
(Address of principal executive offices)                    (ZIP Code)


       Registrant's telephone number, including area code: (214) 918-8300





                                 ( Pages Total)
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ITEM 5.  OTHER EVENTS

         On May 8, 1995, American Medical Electronics, Inc., a Minnesota corporation ("AME"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Orthofix International, N.V., a corporation organized under the laws of the Netherlands Antilles ("Orthofix"), and Othello Acquiring Corp., a Minnesota corporation and a wholly-owned subsidiary of Orthofix ("Merger Sub"), pursuant to which AME will merge (the "Merger") with and into Merger Sub, and thereby become a wholly-owned subsidiary of Orthofix.

         Pursuant to the terms of the Merger Agreement, each outstanding share of common stock, no par value, of AME ("AME Common Stock") will be converted into the right to receive (i) such number of shares of common stock, $.10 par value per share, of Orthofix ("Orthofix Common Stock") as have a value of $10.00, or at the election of the holders of AME Common Stock, $10 in cash, subject to pro-ration in certain circumstances, and (ii) contingent rights to receive a pro-rata portion of up to $18 million upon AME meeting certain revenue or earnings targets prior to December 31, 1997. Upon the terms of the Merger Agreement, approximately 43% of the total consideration will be paid in shares of Orthofix Common Stock, with the remainder to be paid in cash. Consummation of the Merger is contingent upon the approval of the shareholders of AME and Orthofix and is subject to certain other conditions.

         AME also entered into a Distribution Agreement, dated May 8, 1995, with Inter Medical Supplies Limited, a subsidiary of Orthofix, pursuant to which AME will have the right to distribute certain products of Orthofix in the United States for a period of one year beginning June 1, 1995.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired.

Not applicable

(b)  Pro forma financial information.

Not applicable.

(c)  Exhibits.

         EXHIBIT
         NUMBER                            DESCRIPTION
         -------                           -----------

             2.1 -- Agreement and Plan of Merger dated May 8, 1995, among American Medical Electronics, Inc., Orthofix International, N.V., and Othello Acquiring Corp.

             2.2  --      Distribution Agreement dated May 8, 1995, between
                          American Medical Electronics, Inc. and Inter Medical
                          Supplies Limited





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  AMERICAN MEDICAL ELECTRONICS, INC.



Date: May 10, 1995                By:  /s/ Ellis A. Regenbogen
                                       ---------------------------------------
                                         Ellis A. Regenbogen,
                                         Vice President/Law and Administration





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                                EXHIBIT INDEX



         EXHIBIT
         NUMBER                            DESCRIPTION
         -------                           -----------

             2.1 -- Agreement and Plan of Merger dated May 8, 1995, among American Medical Electronics, Inc., Orthofix International, N.V., and Othello Acquiring Corp.

             2.2  --      Distribution Agreement dated May 8, 1995, between
                          American Medical Electronics, Inc. and Inter Medical
                          Supplies Limited